                                  SCHEDULE 14A
                                  (RULE 14-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/X/   Preliminary Proxy Statement
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/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material under Section 240, Rule 14a-12

                                RSTAR CORPORATION
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                                  [LOGO] rStar


Dear Fellow Stockholder:


     You are cordially invited to attend the annual meeting of stockholders of rStar Corporation to be held on June 27, 2003, beginning at 10:00 a.m., local time, at the Crowne Plaza, 13400 W. Sunrise Blvd., Sunrise, Florida 33323. The business to be conducted at this meeting is set forth in the formal notice that follows.

     Only stockholders of record at the close of business on April 23, 2003 will be entitled to vote at the annual meeting. We hope that you will attend the annual meeting. In the meantime, please complete, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the annual meeting. If you attend the annual meeting and vote in person, your proxy card will not be used. The prompt return of the proxy card will save the expense involved in further communication.

     We look forward to seeing you at the annual meeting.

                                              Very truly yours,


/s/  SAMER F. SALAMEH                                  /s/ OREN MOST
     ----------------                                      ---------
Samer F. Salameh,                                      Oren Most
Chief Executive Officer                                Chairman of the Board



Sunrise, Florida
______, 2003

                                  [LOGO] rStar

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2003
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the annual meeting of stockholders of rStar Corporation, a Delaware corporation ("rStar" or the "Corporation"), will be held on Friday, June 27, 2003, beginning at 10:00 a.m., local time, at Crowne Plaza, 13400 W. Sunrise Blvd., Sunrise, Florida 33323 for the following purposes:

     1. To elect seven (7) directors for the ensuing year and until their successors are duly elected and qualified

     2. To ratify the appointment by the Board of Directors of Kost, Forer and Gabbay, a member of Ernst & Young Global, as independent auditors for the Corporation for the fiscal year ending December 31, 2003.

     3. To authorize an amendment to rStar's Fourth Amended and Restated Certificate of Incorporation to provide for an increase in the special distribution to the stockholders, pursuant to Sections 4.4(a) and (c) of the Closing Agreement, entered into by and between Gilat To Home Latin America (Holland) N.V., rStar, and Gilat Satellite Networks Ltd., dated as of August 2, 2002, relating to the acquisition of Starband Latin America (Holland) B.V.

     4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the accompanying proxy statement.

     Pursuant to our Bylaws, our Board of Directors has fixed the close of business on April 23, 2003 as the record date for the determination of those stockholders who are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. If you plan to attend the annual meeting, please be prepared to present valid picture identification. If you hold your shares of rStar common stock through a broker or other nominee, proof of ownership will be accepted by rStar only if you bring either a copy of the voting instruction card provided to you by your broker or nominee, or a copy of a brokerage statement showing your share ownership of rStar as of April 23, 2003.

     Whether or not you expect to attend the annual meeting, we urge you to carefully review the enclosed materials. Your vote is important. All stockholders are urged to attend the annual meeting either in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please indicate your vote, sign, date and return each proxy card so that all of your shares of rStar common stock will be represented at the annual meeting.

     This proxy statement and the accompanying form of proxy are dated May __, 2003 and are first being mailed to stockholders on or about ______, 2003.

                                       By the Order of the Board of Directors
                                       of rStar Corporation

/s/  SAMER F. SALAMEH                                    /s/ OREN MOST
     ----------------                                        ---------
Samer F. Salameh,                                        Oren Most
Chief Executive Officer                                  Chairman of the Board

______, 2003

Sunrise, Florida

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                                              TABLE OF CONTENTS
                                              -----------------

                                                                                                      PAGES:
I.   QUESTIONS AND ANSWERS...............................................................................1-3

II.  GENERAL...............................................................................................4

III. PROPOSAL NO.1 - - ELECTIONS OF MEMBERS OF THE BOARD OF DIRECTORS...................................5-14
         General...........................................................................................5
         Information Regarding Nominees for Members of the Board of Directors............................5-7
         Required Vote.....................................................................................7
         Compensation of Directors.........................................................................8
         Board Meetings and Committees.....................................................................8
         Compliance with Section 16(a) of the Exchange Act...............................................8-9
         Executive Compensation.........................................................................9-10
         Option Grants in the Last Fiscal Year............................................................10
         Options Exercised and Holdings...................................................................10
         Chief Executive Officer Compensation.............................................................10
         Other Executive Compensation.....................................................................10
         Deductibility of Executive Compensation.......................................................10-11
         Audit Committee Report...........................................................................11
         Stock Price Performance.......................................................................11-12
         Security Ownership of Certain Beneficial Owners and Management................................13-14

IV.  PROPOSAL NO. 2 - - APPOINTMENT OF THE INDEPENDENT AUDITORS...........................................15
         General..........................................................................................15
         Required
         Vote.............................................................................................15

V.   PROPOSAL NO. 3 - - AMENDMENT TO FOURTH AMENDED AND RESTATED CERTIFICATE O INCORPORATION..............16
         General..........................................................................................16
         Required Vote....................................................................................16


VI.  PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS.......................................................17

VII. OTHER MATTERS........................................................................................17

APPENDIX A -PROXY CARD.................................................................................18-20

APPENDIX B - AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.........................................21-24

                                RSTAR CORPORATION

                                 PROXY STATEMENT

                     FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

                I. QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

     This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our board of directors. The proxies will be used at our annual meeting of stockholders to be held on June 27, 2003, beginning at 10:00 a.m., local time, at the Crowne Plaza, 13400 W. Sunrise Blvd., Sunrise, Florida 33323.

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving this proxy statement and the proxy card, because you own shares of our common stock. This proxy statement describes the matters on which you are being asked to vote at our annual meeting.

     When you sign the proxy card, you appoint Samer F. Salameh as your representative at the annual meeting. Mr. Salameh will vote your shares, as you have instructed him on the proxy card, at the annual meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is important that you complete, sign and return your proxy card in advance of the annual meeting in case your plans change.

     If a matter comes up for vote at the annual meeting that is not on the proxy card, Mr. Salameh will vote your shares, under your proxy, in accordance with his best judgment.

WHAT AM I VOTING ON?

     You will be voting on the following:

     o    Election of seven (7) directors for the ensuing year; and

     o Ratification of Kost, Forer and Gabbay, a member of Ernst & Young Global, as independent auditors for the Corporation for the fiscal year ending December 31, 2003; and

     o A proposal to amend rStar's Fourth Amended and Restated Certificate of Incorporation in order to provide for an increase in a special distribution to the stockholders of rStar's common stock, pursuant to Sections 4.4(a) and (c) of the Closing Agreement, relating to the acquisition of Starband Latin America (Holland) B.V.; and

     o    Any other business that properly comes before the annual meeting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

     In order for us to conduct the annual meting, our Bylaws require the presence, either in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast on the matters to be presented at the annual meeting. This is called a "quorum." Proxy cards marked "ABSTAIN" will be included in the calculation of the number of shares considered to be present at the annual meeting, but shares held by a broker that are not voted on any matter will not be included in the calculations of whether a quorum is present.

HOW MAY VOTES ARE NEEDED TO ELECT DIRECTORS?

     To be elected, each of the seven (7) nominees must receive the affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon.

HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINT OF KOST, FORER AND GABBAY?

     To ratify the appointment of Kost, Forer and Gabbay, a member of Ernst & Young Global as our independent auditors for our fiscal year ending December 31, 2003, the affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon is required.

HOW MANY VOTES ARE NEEDED TO AMEND THE CORPORATION'S CERTIFICATE OF INCORPATION?

     IN ORDER TO AMEND RSTAR'S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED.

WHO CAN ATTEND THE ANNUAL MEETING?

     All stockholders who owned our common stock as of April 23, 2003, the record date, or their duly appointed proxies, may attend the annual meeting and vote thereat. Registration and seating will begin at 10:00 a.m., local time. All stockholders attending the annual meeting will be asked to present valid picture identification, such as driver's license or passport. The use of cameras, recording devices and other electronic devices will be prohibited at the annual meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you must bring a copy of a brokerage statement reflecting your stock ownership as of April 23, 2003.

     Check in at the registration desk prior to the annual meeting.

HOW DO I VOTE?

     You may vote by:

     o    Completing, signing and returning the enclosed proxy card; or

     o    Attending the annual meeting and voting in person.

CAN I VOTE AT THE ANNUAL MEETING?

     You may vote your shares at the annual meeting if you attend in person. Even if you plan to be present at the annual meeting, we encourage you to vote your shares by proxy.

WHAT IF MY SHARES ARE REGISTERED IN MORE THAN ONE PERSON'S NAME?

     If you own shares that are registered in the name of more than one person, each person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of such appointment.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you sign and return your proxy but do not include instructions, your proxy will be voted:

     o FOR the election of each of the seven (7) current directors referenced in Proposal No. 1 of this proxy statement; and

     o FOR the ratification of Kost, Forer and Gabbay's appointment as our independent auditors for our fiscal year ending December 31, 2003; and

     o FOR the proposal to amend rStar's Fourth Amended and Restated Certificate of Incorporation to provide for an increased special distribution, pursuant to the terms and conditions of the Closing Agreement.

CAN I CHANGE MY MIND AFTER I VOTE?

     Yes. You can change your vote at any time before the vote is taken at the annual meeting. You can do this in one of three ways. First, you can send in a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to EquiServe N.A., and it must be received by them before the vote is taken at the annual meeting. Third, you can attend the annual meeting and vote in person. Simply attending the annual meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

WHO CAN HELP ANSWER MY QUESTIONS?

     If you have more questions about the annual meeting or the proposals in this proxy statement, you should contact us at our principal executive office:

         rStar Corporation
         1560 Sawgrass Corporate Parkway, Suite 200
         Sunrise, Florida 33323
         Attention:        Ernesto A. Luciano, Esq.,
                           Managing Attorney/Assistant Secretary
         Telephone:        (954) 858-1600

                                   II. GENERAL

     This proxy statement is being furnished to holders of our common stock in connection with the solicitation of proxies by the Board Directors for use at the annual meeting of stockholders to be held on June 27, 2003 beginning at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purposes of considering and acting upon the matters set forth herein.

The annual meeting will be held at the Crowne Plaza, 13400 W. Sunrise Blvd., Sunrise, Florida 33323. The hotel's telephone number is (954) 851-1020.

     This proxy statement and the form of proxy card are first being mailed on or about ______, 2003, to all holders of our common stock entitled to vote at the annual meeting.

RECORD DATE AND BENEFICIAL OWNERSHIP

     As of April 23, 2003, 200,000,000 shares of common stock have been authorized and 104,529,864 shares of the Corporation's common stock are outstanding and have been issued to stockholders. In addition, 5,000,000 shares of preferred stock have been authorized but no preferred shares of common stock have been issued or are outstanding. For information regarding security ownership by management and by the beneficial owners of more than five percent of the Corporation's common stock, see the information under the heading "Security Ownership of Certain Beneficial Owners and Management".

     Votes at the annual meeting will be tabulated by inspectors of election appointed by rStar.

                  III. PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
                  --------------------------------------------

(A)  GENERAL

     rStar's Bylaws currently provide that the Board of Directors will consist of seven (7) members. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the seven (7) nominees named below to serve until the next annual meeting and until their successors are elected and qualified.

     In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. It is not currently expected that any nominee will be unable or will decline to serve as a director.

(B)  INFORMATION REGARDING NOMINEES FOR MEMBERS OF THE BOARD OF DIRECTORS

     Set forth below is certain information regarding the nominees for directors of the Board of Directors of rStar. There is no family relationship among any of the nominees and current directors and executive officers of rStar. All nominees have consented to being named in this proxy statement and to serve, if elected, as a director of rStar.

     YOU ARE BEING ASKED TO VOTE ON THE ELECTION OF THESE NOMINEES AT THIS TIME.

     The nominees, their respective ages, the year in which they first became a director of rStar, their principal occupations or employment during the past five (5) years, and their current business address are as follows:


                      NAME              AGE       PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND CURRENT BUSINESS ADDRESS
                  -------------      ----------   ----------------------------------------------------------------------
                  Oren Most                       Oren Most has been nominated to serve as Chairman of the
                                                  Board of Directors for the fiscal year 2003. On April 15,
                                                  2003, Mr. Most was appointed as Chief Executive Officer of
                                                  Gilat Satellite Networks Ltd. From 1994 until 2003, Mr. Most served as Deputy CEO and Head of Customers Division of
                                                  Cellcom (Israel) Ltd., one of Israel's largest cellular
                                                  phone companies. Prior to that and beginning in 1988, Mr.
                                                  Most served as Chief Executive Officer of Keter Publishing
                                                  House Ltd., a large Israeli book publishing company. Mr.
                                                  Most holds an MBA from New York University and a BA from Tel
                                                  Aviv University. Mr. Most's business address is at Gilat
                                                  House, 21 Yegia Kapayim Street, Kiryat Arye, Petah Tikva,
                                                  Israel.

                  Samer F. Salameh       38       Mr. Salameh has been nominated to serve as Director for the
                                                  2003 fiscal year. Mr. Salameh has served as Chairman of the
                                                  Board of Directors since November, 2002 until May 16, 2003.
                                                  In addition, Mr. Salameh currently serves as rStar's Chief
                                                  Executive Officer and has served in that capacity since
                                                  November, 2002. From 2000 to 2001 Mr. Salameh served as
                                                  President and CEO of NetVmg Inc., an IP traffic management
                                                  Corporation. In addition, during 2000, Mr. Salameh served as
                                                  CEO of Telmex North America Ventures in which he managed a portfolio of companies including CompUSA, Topp Telecom,
                                                  CommSouth, Telmex USA, etc. From 1997 until 2000, Mr.
                                                  Salameh served as Chairman and CEO of Prodigy Communications
                                                  Corporation. Mr. Salameh holds a Master of Arts in
                                                  International Business from the Fletcher School, Tufts
                                                  University and a Bachelor of Science in Management from the
                                                  Polytechnic University in Brooklyn NY. Mr. Salameh's
                                                  business address is 1560 Sawgrass Corporate Parkway, Suite
                                                  200, Sunrise, Florida 33323.

                  Shlomo Rodav                    Shlomo Rodav has been nominated to serve as Director. On
                                                  April 15 2003 Mr. Rodav was appointed as Chairman of the
                                                  Board of Directors of Gilat Satellite Networks Ltd. Mr.
                                                  Rodav is the indirect owner, director, chairman and/or Chief
                                                  Executive Officer of numerous companies in the investment, environment, infrastructure, food, hi-tech and other areas.
                                                  Mr. Rodav has served as a director since 1996 of Israel
                                                  Coldstorage & Supply Co. Ltd., a publicly held Corporation, and in an array of private companies including Torrel
                                                  Investments Ltd. and Torrel-Crown (Israel) Ltd., Metzad
                                                  Ateret Ltd., Waste Management (W.M.) Israel Ltd., Nymphaea
                                                  A.A. Ltd., Tapoogan Industries Ltd., Jaf-Ora Ltd.,
                                                  Jafora-Tabori Ltd. and others. Mr. Rodav served in the past as a director in numerous other companies, including, among others, Extent and Cellonet for which a receiver has been
                                                  appointed. Mr. Rodav holds an MBA from Columbia University and a B.A. from the Tel Aviv University. Mr. Rodav's
                                                  business address is at Gilat House, 21 Yegia Kapayim Street,
                                                  Kiryat Arye, Petah Tikva, Israel.

                  Sasson Darwish           38     Sasson Darwish has been -nominated to serve as Director for the fiscal year 2003. Mr. Darwish has been a director of
                                                  rStar since May, 2001. Mr. Darwish serves as chairman of
                                                  rStar's audit committee. Mr. Darwish is currently the CEO
                                                  and President of DS Advisory Group, Inc., a strategic
                                                  advisory services Corporation. Until 2003, Mr. Darwish
                                                  served as President of Emblaze Systems, Inc., a subsidiary of Emblaze Systems Ltd. (LSE "BLZ"), a publicly traded
                                                  Israeli Corporation on the London Stock Exchange. Emblaze is
                                                  a leading provider of mobile multimedia infrastructure
                                                  solutions for wireless carriers. Prior to joining Emblaze,
                                                  Mr. Darwish worked as an investment banker al Lehman
                                                  Brothers' Global Technology Group from 1994 to 2000,
                                                  covering telecommunications equipment, software and Internet infrastructure industries. Mr. Darwish earned his B.A. in
                                                  Economics and Management at Tel Aviv University and his MBA
                                                  at Yale School of Management. Mr. Darwish's address is at 75
                                                  East End Avenue, New York, New York.

                  Tulio Mejias           53       Tulio Mejias has been nominated to serve as Director for the
                                                  2003 fiscal year. Mr. Mejias has been serving as a director and member of the Compensation Committee since September

                                                  2002. Mr. Mejias also currently serves as president of
                                                  Redescomm C.A., Corporacion CDT Red, C.A., Corporacion
                                                  Tecnova C.A. and Invertel, C.A. - Telecomunicaciones,
                                                  companies that all specialize in innovative
                                                  telecommunications services. From 1990 until 1998 Mr. Mejias served as Executive Vice President of C.A. Nacional
                                                  Telefonos de Venezuela (CANTV). He also serves as member of the Board of Directors of Fedecamaras. Mr. Mejias received a degree of Electrical Engineering from the Universidad
                                                  Central de Venezuela, Caracas, a diploma of post graduate
                                                  studies in telecommunications from Instituto Politecnico di
                                                  Torino, Italy, a masters degree in Business Administration from Instituto de Estudios Superiores de Administracion
                                                  (IESA), Caracas and participated in the Ph.D. Program in the
                                                  Brighton Business School of Sussex, England. Mr. Mejias'
                                                  address is Torre Adriatica de Seguros, Of 92, Av. Miranda,
                                                  Plaza Francia, Altamira, Caracas, 1064, Venezuela.

                  Santiago Cantu Garza   62       Santiago Cantu-Garza has been nominated to serve as Director for the 2003 fiscal year. Mr. Cantu has been serving as a
                                                  director of and member of the Audit Committee since
                                                  September 2002. Mr. Cantu worked with Mexico's Grupo
                                                  Televisa since 1994 until 2001 serving in the following
                                                  positions: CFO and Managing Director, Business Evaluation
                                                  Director of Grupo Innova and Director of Sales, Finance and
                                                  Administration of Cablevision. Mr. Cantu is a CPA from
                                                  Universidad del Valle de and is a C.P.A in Mexico. Mr.
                                                  Cantu-Garza's address is Insurgentes Sur #1685, piso 12,
                                                  Guadalupe Inn, Mexico, D.F., CP 01020. Mexico.

                  Oded Maimon            51       Professor Oded Maimon has been nominated to serve as
                                                  Director for the 2003 fiscal year. Prof. Maimon has been
                                                  serving as director and as a member of the Compensation and
                                                  Audit Committees since September 2002. Mr. Maimon is a
                                                  Professor and Chairman of the Faculty of Engineering,
                                                  Department of Industrial Engineering in the Tel-Aviv
                                                  University, Israel and has held this position since 1991.
                                                  Prior to that he has been with MIT and DEC. Mr. Maimon also currently serves on the board of directors of MedDak Ltd.
                                                  Mr. Maimon received a Bachelor of Science degree in
                                                  Industrial Engineering and Management, and in Mechanical
                                                  Engineering (Naval Architecture), and Masters of Science
                                                  degree in Operations Research, all from the Technion -
                                                  Israel Institute of Technology. Mr. Maimon also received a degree in Industrial Engineering (Robotics) from Purdue
                                                  University. Mr. Maimon's address is at P.O. Box 26, Nir Zvi,
                                                  Israel, 27905.

(C)  REQUIRED VOTE

     Directors receiving a majority of affirmative votes of the shares of rStar common stock present in person or represented by proxy and entitled to be voted shall be elected.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  THE ELECTION OF SEVEN NOMINEES FOR DIRECTORS.

COMPENSATION OF DIRECTORS

     In the fiscal year 2002, each Director who was not an employee of rStar or any of its subsidiaries ("non-employee director") received fees for his service as a Director. Each non-employee director received an annual retainer of $10,000, plus $1,000 for each Board meeting they attended. Directors who served as a chair for the Compensation or Audit Committees each received an additional fee of $750 for each committee meeting they chaired. All other non-employee directors received a fee of $500 for each committee meeting they attended. Directors were also reimbursed for out of pocket expenses in attending Board meetings.

     Our 1998 Stock Plan, as amended in July, 2000, provides that options will be granted to non-employee directors pursuant to an automatic non-discretionary grant formula. Each non-employee director will be granted an option to purchase 20,000 shares of Common Stock on the date of each Annual Meeting of the Stockholders of rStar. Each option will be granted at the fair market value of the Common Stock on the date of grant. Options granted to non-employee directors under the 1998 Stock Plan will be fully vested and exercisable on the date of grant. The options to be granted under the 1998 Stock Plan will be nonqualified stock options. Nonqualified stock options are stock options which do not constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Currently, all Directors other than Messrs. Most, Salameh and Rodav are eligible to participate in the 1998 Stock Plan as non-employee directors.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 6 meetings (including regularly scheduled and special meetings) during the fiscal year 2002. During the last fiscal year, no incumbent director while a member of the Board of Directors attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served.

     Our Board of Directors has 2 standing committees: an Audit Committee, and a Compensation Committee. The Audit Committee, which currently consists of Messrs. Darwish (Chairman), Cantu and Maimon (each of whom is independent as defined in the NASD's listing standards) is responsible for, among other things, (1) recommending engagement of our independent auditors, (2) approving the services performed by such auditors, (3) consulting with such auditors and reviewing with them the results of their examination, (4) reviewing and approving any material accounting policy changes affecting our operating results, (5) reviewing our control procedures and personnel, and (6) reviewing and evaluating our accounting principles and our system of internal accounting controls. The Audit Committee held 5 meetings during the fiscal year 2002.

COMPENSATION COMMITTEE

     The compensation committee of the Board of Directors approves the compensation of our senior executives, reviews the general compensation policies and practices followed by us and our subsidiaries and administers our benefit plans.

     The Compensation Committee, which currently consists of Messrs. Darwish (Chairman), Mejias and Maimon, is responsible for (1) reviewing and approving the compensation and benefits for our officers and other employees, (2) administering our stock purchase and stock option plans, and (3) making recommendations to the Board of Directors regarding such matters. The Compensation Committee did not conduct any formal meetings during fiscal year 2002or in the first quarter of 2003. None of the current members is an officer or employee of rStar or its subsidiaries.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised solely of outside Directors. None of our executive officers served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires our executive officers and our directors, and persons who own more than ten (10%) of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such executive officers, directors and ten (10%) stockholders are also required by SEC rules to furnish us with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by us, or written representations from certain reporting persons that no Form 5 was required for such persons, we believe that during fiscal 2002 all Section 16(a) filing requirements applicable to its executive officers, directors and ten (10%) stockholders were complied with.


EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the 4 most highly compensated executive officers other than the Chief Executive Officer during the last fiscal year (the "Named Officers") for services rendered to us in all capacities during the last 3 fiscal years.

                                                                     SALARY                           LONG-TERM
                                                     FISCAL          ANNUAL                         COMPENSATION
              NAME AND PRINCIPAL POSITION            YEAR        COMPENSATION        BONUS             AWARDS
              ---------------------------            ----        ------------                          ------
      Samer Salameh Chairman and CEO (1)......       2002            $250,000     $150,000                    -
      Gigi Oron interim CEO (2)...............       2002             200,000            -                    -
      Lance Mortensen(3)......................       2002           1,273,990            -                    -
           Chairman, CEO and President               2001             275,000      103,125                    -
                                                     2000             261,692            0                    -
      Lior Kadosh, Interim CFO (4)                   2002              90,000       35,000                    -
      Robert Edwards(5).......................       2002             312,627            -                    -
           SVP, Administration and CFO               2001             210,101       57,050               50,000
                                                     2000             154,000            0              250,000
      Jay Scott(6)............................       2002             306,351            -                    -
           Chief Operating Officer                   2001             208,541       89,250              400,000
                                                     2000             131,000            -                    -

----------

     (1) Mr. Salameh joined us in November 2002 in his current position. From November 2002 until May 2003, Mr. Salameh served as chairman of our Board of Directors.

     (2)  Mr. Oron served as interim CEO from August 2002 until November 2002.

     (3) Mr. Mortensen served as our Chief Executive Officer from June, 1997 to September, 1999. He was renamed Chief Executive Officer in October, 2000 and served in that capacity until August 4, 2002. Includes severance payment made on August 2002.

     (4)  Ms. Kadosh serves as interim CFO from November 4, 2002 to the present.

     (5) Mr. Robert Edwards joined us in March, 2000 and served until August 4, 2002. Includes severance payment made in August 2002.

     (6) Mr. Scott joined us in March, 2000 and served in this position from January, 2001 through August 2002. Includes severance payments made August 2002


OPTION GRANTS IN LAST FISCAL YEAR

         At the close of the StarBand Latin America transaction, rStar committed to exchange 0.686 options for each outstanding option in StarBand. At closing there were 2,834,235 outstanding options in StarBand, which based on the conversion ration would equal 1,921,206 options of rStar. All of the options are 10-year options and have an exercise price of $0.15 per share. Of the converted options issued by StarBand, 1,169,850 vested immediately upon issuance with the remainder vesting over a 4-year period.

     Mr. Sasson Darwish, one of our directors, was granted 20,000 shares at the Annual Meeting held in April 2002 at an exercise price of $0.40 per share under our 1998 Stock Plan. See the information below under the heading "Compensation of Directors;" except for those options, no other option grants were made during fiscal year 2002.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal 2002 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2002. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our Common Stock as of December 31, 2002.

                                                          EXERCISABLE          UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
                                                     ------------------------------------------ -----------------------------------
                           SHARES                               NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                         ACQUIRED ON        VALUE              UNDERLYING UNEXERCISED                   IN-THE-MONEY OPTIONS
      NAME                EXERCISE        REALIZED           OPTIONS AT FISCAL YEAR END               AT FISCAL YEAR END ($)(1)
----------------      ---------------   -----------  ------------------------------------------ -----------------------------------
Samer Salameh                -               -                -                     -                     -                  -
Lance Mortensen              -               -                -                     -                     -                  -
Lior Kadosh                  -               -              10,719                6,431                  965                579
Gigi Oron                    -               -             240,100                  -                 21,609                 -
Robert Edwards               -               -                -                     -                      -                 -
Jay Scott                    -               -                -                     -                      -                 -

(1) Market value of underlying securities based on the closing price of Corporation's Common Stock on December 31, 2002 (the last trading day of fiscal year 2002) on the NASDAQ SmallCap Market of $0.24 minus the exercise price.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Samer Salameh's annual base salary for fiscal year 2002 was $250,000.00. Mr. Salameh's employment agreement is for two years, ending November 4, 2004. Mr. Salameh received a signing bonus of $150,000.00 and commencing on January, 2004, shall be entitled to a bonus equal to 50% of his base salary, based upon meeting agreed performance goals during 2003 to be agreed upon with the compensation committee of the board. Additionally, Mr. Salameh will be reimbursed approximately $32,000 for his relocation expenses.

     Mr. Mortensen resumed service as our Chief Executive Officer in October, 2000. In determining the compensation of our Chief Executive Officer for the fiscal year ended December 31, 2002, we used an industry survey of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the San Francisco Bay Area, as well as our corporate individual objectives for the fiscal year. Mr. Mortensen's annual base compensation for fiscal year 2002 was $275,000. Mr. Mortensen received $ 0 as an employee bonus for the fiscal year ended December 31, 2002. Mr. Mortensen received a severance payment in the amount of $1.1 million for Fiscal year ended 2002. Mr. Mortensen did not receive a stock option grant or stock award for fiscal year 2001.

OTHER EXECUTIVE COMPENSATION

     We provide certain compensation programs to executives that are also available to all rStar employees, including pre-tax savings plans and medical/dental/vision benefits. There are no pension programs. We do not provide executive perquisites such as club memberships.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Internal Revenue Code of 1986, as amended (the "Code") limits the federal income tax deductibility of compensation paid to our chief executive and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. We may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering our current compensation plans and policy, rStar and the Committee believe that, for the near future, there is little risk that we will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, our compensation plans and policy will be modified to maximize deductibility if rStar and the Committee determine that such action is in our best interest.

AUDIT COMMITTEE REPORT

     The primary purpose of the audit committee of our Board of Directors is to assist the Board in overseeing management and the independent accountants in fulfilling their responsibilities in the financial reporting process of the Corporation. It is not the responsibility of the audit committee to plan or conduct audits or to determine that rStar's financial statements are in all material respects complete and accurate and in accordance with generally accepted accounting principles.

     This is the responsibility of management and the independent accountants. It is also not the responsibility of the audit committee to assure compliance with laws and regulations or with any codes or standards of conduct or related policies adopted by rStar from time to time which seek to ensure that the business of rStar is conducted in an ethical and legal manner.

     The audit committee has reviewed and discussed the consolidated financial statements of rStar and it subsidiaries set forth in Item 15 of or 2002 Annual Report with management of rStar and Kost, Forer and Gabbay, a member-practice of Ernst & Young Global, independent auditors for rStar.

     The audit committee has discussed with Kost, Forer and Gabbay the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of rStar's financial statements.

     The audit committee has received the written confirmation from Kost, Forer and Gabbay required by Independence Standards Board Standard No. 1 and has discussed with Kost, Forer and Gabbay their independence from rStar.

     Based on the review and discussions with management of rStar and Kost, Forer and Gabbay referred to above, and other matters the audit committee deemed relevant and appropriate, the audit committee has recommended to the board of directors that rStar publish the financial statements of rStar for the year ended December 31, 2002 in our 2002 annual report.


STOCK PRICE PERFORMANCE GRAPH

The stock price performance graph below is required by the Securities and Exchange Commission. This graph shall not be deemed to be filed under the Securities Act or Exchange Act, or incorporated by reference by any general statement incorporating this proxy statement by reference into any filing made under the Securities Act or Exchange Act, except to the extent that we specifically incorporate this graph by reference. The graph below compares the cumulative total stockholder return on our common stock, the Standard & Poors 500 Index and the NASDAQ composite index from October 21, 1998(the effective date of our registration statement with respect to our initial public offering) to March 31, 2000 (assuming the investment of $100 in our common stock and in each of the other indices on the date of our initial public offering, and reinvestment of all dividends). The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                       -----------------------------------

                                rStar Corporation



                               [PERFORMANCE GRAPH]


                                      DATE


--------------------------------------------------------------------------------
   The above graph was plotted using the following data:


----------- --------------- ------------------ ---------------- ----------------
                                                    NASDAQ           S&P 500
                 RStar       RStar Corporation    Composite           Index
             Corporation        Investment          Index          Investment
             Market Price          Value       Investment Value       Value
----------- --------------- ------------------ ---------------- ----------------
10/21/99             $7.62            $100.00          $100.00          $100.00
----------- --------------- ------------------ ---------------- ----------------
12/31/99              8.62             113.12           145.23           114.46
----------- --------------- ------------------ ---------------- ----------------
3/31/00               7.62             100.00           163.20           116.75
----------- --------------- ------------------ ---------------- ----------------
6/30/00               2.75              36.09           141.55           113.32
----------- --------------- ------------------ ---------------- ----------------
9/30/00               1.75              22.97           131.08           111.91
----------- --------------- ------------------ ---------------- ----------------
12/31/00              0.56               7.35            88.17           102.86
----------- --------------- ------------------ ---------------- ----------------
3/31/01               0.91              11.94            65.68            90.40
----------- --------------- ------------------ ---------------- ----------------
6/30/01               0.75               9.84            77.11            95.39
----------- --------------- ------------------ ---------------- ----------------
9/30/01               0.60               7.87            53.49            81.09
----------- --------------- ------------------ ---------------- ----------------
12/31/01              0.39               5.12            69.61            89.44
----------- --------------- ------------------ ---------------- ----------------
3/31/02               0.64               8.40            65.86            89.39
----------- --------------- ------------------ ---------------- ----------------
6/30/02               0.46               6.04            52.22            77.11
----------- --------------- ------------------ ---------------- ----------------
9/30/02               0.18               2.36            41.83            63.51
----------- --------------- ------------------ ---------------- ----------------
12/31/02             $0.24             $ 3.15          $ 47.66          $ 68.54
----------- --------------- ------------------ ---------------- ----------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the approximate beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of shares of common stock, as of March 31, 2003, our directors and officers of the Corporation, the directors and executive officers of the Corporation as a group, and each holder of our common stock known by us to beneficially own five percent (5%) or more of the issued and outstanding shares of common stock.

     In connection with the preparation of the following table and the calculation of beneficial ownership, we have relied upon information furnished by each director, executive officer, and 5% or more stockholder of rStar included in the following table, with respect to the beneficial ownership of such director, executive officer, and 5% or more stockholder of rStar. Unless otherwise indicated, the mailing address for each director, executive officer, or stockholder of rStar included in the following table is rStar Corporation, 1560 Sawgrass Corporate Parkway, Suite 200, Sunrise, Florida 33323.

Name and Address of Beneficial Owners(1)(2)                          Shares       Percentage
                                                                  Beneficially   Beneficially
                                                                    Owned(1)       Owned
Gilat Satellite Networks, Ltd. (3)                                 88,707,564        85%
     1651 Old Meadow Road
     McLean, Virginia 22102


Sasson Darwish (4)                                                     20,000          *
Samer Salameh (5)                                                           -          *
Tulio Mejias (6)                                                            -          *
Santiago Garza (6)                                                          -          *
Oded Maimon (6)                                                             -          *
Shlomo Rodav ((7)                                                           -          *
Oren Most (7)                                                               -          *
Lior Kadosh (9)                                                        11,791          *
All directors and executive officers as a group (8  persons)          142,033          *

*    Less than 1%

(1) The number of shares owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days of January 10, 2003, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2) Unless otherwise indicated, the address of each of the individuals or entities named above is: c/o rStar Corporation, 1560 Sawgrass Corporate Parkway, Suite 200, Sunrise, Florida 33323.

(3) Based on Schedule TO, and amendments, thereto filed with the SEC on February 19, 2002, Gilat Satellite Networks, Ltd. ("Gilat") held shared voting as to all of such shares. Gilat indicates that it had no sole voting, sole dispositive, or shared dispositive power over any of these shares.

(4) Includes options to purchase 20,000 shares of our common stock exercisable within 60 days of March 17, 2003. Mr. Darwish's address is 75 East End Avenue, New York, New York.

(5) Mr. Salameh is a member of the Board and Chief Executive Officer. From November 2002 until May 2003, Mr. Salameh served as chairman of our Board of Directors.

(6) Appointed as a director in September 2002.

(7) Appointed as a director in May 2003.

(8) Includes options to purchase 11,791 shares of our common stock exercisable within 60 days of March 17, 2003. Ms. Kadosh is our Interim Chief Financial Officer.

  IV. PROPOSAL NO. 2--RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
  ---------------------------------------------------------------------------
                                     GENERAL
                                     -------

     The Audit Committee and the Board of Directors selected and appointed of Kost, Forer and Gabbay, a member of Ernst & Young Global, to act as our independent accountants for the year ended December 31, 2003. In recognition of the important role of the independent accountants, their selection is submitted to the stockholders for their review and ratification on an annual basis.

     For the year ended December 31, 2002 fees were in the amount of $146,000.00 for the annual audit, and $30,000.00 for all other fees, including audit related services and zero for non-audit related services. Audit related services generally include fees for business acquisitions, accounting consultations and SEC registration statements.

     A representative of Kost, Forer and Gabbay, a member of Ernst & Young Global will be present at the annual meeting, will be given an opportunity to make a statement, and is expected to be available to respond to questions.

     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following summarizes the fees billed to us by Kost, Forer and Gabbay, a member of Ernst & Young Global for professional services rendered in 2002:

     SERVICES :                                 2002:
     ----------                                 -----

     Audit Fees (1)                             $146,000.00
     Audit-Related Fees (2)                      $30,000.00
     Tax Fees (3)                                         0
     All Other Fees (4)                                   0
                                                $176,000.00

     (1) Audit Fees consisted primarily of fees for the audit of our annual financial statements, review of our financial statements included in our quarterly reports on Form 10-Q, statutory audits for our insurance subsidiaries and review of SEC registration statements.

     (2) Audit-Related Fees consisted primarily of fees related to the review of specific transactions.

     (3) Tax Fees consisted primarily of fees for tax compliance, tax advice and tax planning.

     (4) All Other Fees consist of fees for other services not described in notes (1), (2), and (3) above.

REQUIRED VOTE

     Although stockholder approval is not required for the appointment of Kost, Forer and Gabbay, since the Board of Directors has the responsibility of selecting auditors, the Board of Directors has conditioned its appointment of rStar's independent auditors upon the receipt of the affirmative vote of a majority of the shares of common stock present, in person or represented by proxy, at the Annual Meeting. In the event that the stockholders do not approve the selection of Kost, Forer and Gabbay, the Board of Directors will reconsider its appointment.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
    THE RATIFICATION OF THE APPOINTMENT OF KOST, FORER AND GABBAY, AS RSTAR'S
                             INDEPENDENT AUDITORS.

      V. PROPOSAL NO. 3- - AMENDMENT TO RSTAR'S FOURTH AMENDED AND RESTATED
      ---------------------------------------------------------------------
                          CERTIFICATE OF INCORPORATION
                          ----------------------------

GENERAL

     Pursuant to Section 4.4(c) of the Closing Agreement, entered into by and between Gilat To Home Latin America (Holland) N.V., rStar Corporation, and Gilat Satellite Networks Ltd., dated as of August 2, 2002, relating to the acquisition of Starband Latin America (Holland) B.V., rStar agreed to propose to its stockholders that its Fourth Amended and Restated Certificate of Incorporation be amended to provide for an increase in a special distribution relating to the first and second distribution amounts referred to in the Fourth Amended and Restated Certificate of Incorporation . In addition, Gilat Satellite Networks Ltd. agreed to vote, and to cause their affiliates to vote in favor of any such amendment.

     In connection with the acquisition of StarBand Latin America, we have committed to pay a special distribution to our minority stockholders under certain circumstances. In accordance with the acquisition agreement and under rStar's Fourth Amended and Restated Certificate of Incorporation, in the event that the StarBand Latin America business, as defined, does not achieve certain net income targets agreed to by the parties during each of the one year periods ended June 30, 2003 and June 30, 2004, rStar stockholders of record as of June 30, 2003 or June 30, 2004 (other than Gilat and its affiliates which agreed to waive receipt of such amounts) will be entitled to their pro rata share of a special distribution equal to either $2.5 million or $5.0 million in cash, depending upon the net income. Specifically, if the net income for the StarBand Latin America business for the period from July 1, 2002 through June 30, 2003 is less than or equal to $1.6 million, the special distribution shall be $5.0 million and if the net income for the StarBand Latin America business for the period from July 1, 2002 through June 30, 2003 is greater than $1.6 million and less than or equal to $2.5 million, the special distribution shall be $2.5 million. If the net income for the StarBand Latin America business for the period from July 1, 2002 through June 30, 2003 is greater than $2.5 million, then no payment shall be due. If the net income for the StarBand Latin America business for the period from July 1, 2003 through June 30, 2004 is less than or equal to $11.0 million, the special distribution shall be $5.0 million and if the net income for the StarBand Latin America business for the period from July 1, 2003 through June 30, 2004 is greater than $11.0 million and less than or equal to $16.5 million, the special distribution shall be $2.5 million. If the net income for the StarBand Latin America business for the period from July 1, 2003 through June 30, 2004 is greater than $16.5 million, there shall be no special distribution. In connection with the acquisition of StarBand Latin America, Gilat agreed to guarantee the payment of this special distribution.

     In accordance with the Closing Agreement, rStar is proposing to modify its Fourth Amended and Restated Certificate of Incorporation, adopted on August 2, 2002 to reflect an increase in the first distribution amount and the second distribution amount in the form set forth in the attached Appendix B.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of rStar's common stock present in person or represented by proxy and entitled to vote thereon is required to approve the proposed amendment to rStar's Fourth Amended and Restated Certificate of Incorporation.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO AMEND RSTAR'S
            FOURTH AMENDED AND RESTATED CERTFICATE OF INCORPORATION.

               VI. PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS
               ---------------------------------------------------

     Stockholders may present proper proposals for inclusion in the Corporation's proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Corporation in a timely manner. In order to be included in the Corporation's proxy materials for the 2004 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Corporation no later than ________________, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, the Corporation's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Corporation's proxy statement, to be brought before an annual meeting of the stockholders. To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or other person so authorized pursuant to the Corporation's Bylaws, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (3) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely notice and in proper form of his or her intent to bring such business before such meeting.

     To be timely, such stockholder's notice must be delivered to and received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the day that is 120 days prior to the first anniversary of the preceding year's annual meeting; or, for the 2004 annual meeting of stockholders, no later than February 27, 2004.

     The rules of the Securities and Exchange Commission (the "SEC") provide that a proxy may confer discretionary authority to vote on a matter for an annual meeting of stockholders if the proponent fails to notify the Corporation at least forty-five (45) days prior to the month and day of mailing of the prior year's proxy statement. Accordingly, if a proponent does not notify the Corporation on or before __________, 2004 of a proposal for the 2004 Annual Meeting, management may use its discretionary voting authority to vote on such proposal. All notices of proposals by stockholders, whether or not included in the Corporation's proxy materials should be sent to rStar Corporation, 1560 Sawgrass Corporate Parkway, Suite 200, Sunrise, Florida 33323.

                                VII. OTHER MATTERS
                                -----------------

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have the discretion to vote the shares they represent in accordance with their own judgment on such matters.

     It is important that your shares be presented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                            RSTAR CORPORATION

                                            BY ORDER OF THE BOARD OF DIRECTORS

Sunrise, Florida
______, 2003

                                  APPENDIX "A"
                                  ------------

Dear Stockholder:

     Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Corporation that require your immediate attention.

     Your vote counts and you are strongly encouraged to exercise y our right to vote your shares.

     Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

     Thank you in advance for your prompt consideration of these matters

                                   Sincerely,

                                   rStar Corporation

--------------------------------------------------------------------------------
                                   DETACH HERE

                                      PROXY

                                RSTAR CORPORATION

                   1560 SAWGRASS CORPORATE PARKWAY, SUITE 200
                             SUNRISE, FLORIDA 33323

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RSTAR CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 27, 2003 BEGINNING AT 10:00 A.M., LOCAL TIME, AT THE CROWNE PLAZA, 13400 W. SUNRISE BLVD., SUNRISE, FLORIDA, 33323.

     The undersigned stockholder of rStar Corporation (the "Corporation"), a Delaware corporation, hereby appoints Mr. Samer F. Salameh, as proxy for the undersigned with full power of substitution, to represent and vote as specified in the proxy all shares of Common Stock of the Corporation that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting') to be held on June 27, 2003, beginning at 10:00 a.m., local time, at the Crowne Plaza, 13400 W. Sunrise Blvd., Sunrise, Florida 33323 and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE SEVEN DIRECTOR NOMINEES AND THE APPROVAL OF ALL PROPOSALS AND IN ACCORDANCE WITH THE DETERMINATION OF MR. SALAMEH AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the corporate secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES AND "FOR" THE APPROVAL OF ALL THE OTHER PROPOSALS AT THE ANNUAL MEETING. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX SET FORTH ON THE REVERSE SIDE, BUT IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION, YOU MAY SIGN AND DATE THE REVERSE OF THIS CARD WITHOUT CHECKING ANY BOX. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3 AND FOR THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return all cards in the enclosed envelope.

     1. THIS PROXY when properly executed will be voted in the manner directed hereof. If no direction is given, the proxy will be voted FOR item 2 and FOR the director nominees listed in Item 1.To elect the directors for the ensuing year and until their successors are duly elected and qualified. The following persons have been nominated to serve as directors:

          Nominees: (01) Samer F. Salameh, (02) Shlomo Rodav, (03) Oren Most,
          (04) Sasson Darwish and (05) Tulio Mejias, (06) Santiago Cantu Garza,
          (07) Oded Maimon.

          FOR                                                WITHHOLD
          all nominees  [ ]                            [ ]   AUTHORITY
          listed above                                       to vote for all
                                                             nominees listed
                                                             above

          [ ]  ________________________________________________________________
               (INSTRUCTIONS: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee on the line provided above and check the box to the left)

                                                                                  For   Against   Abstain
     2.   To ratify the appointment of Kost, Forer and Gabbay as rStar's          [ ]     [ ]       [ ]
          independent Against Abstain auditors for the year ending December 31,
          2003.

     3.   To amend rStar's Fourth Amended and Restated Certificate of
          Incorporation to increase special distributions that rStar's stockholders may be entitled to receive as further described in the accompanying proxy statement and as set forth in APPENDIX B thereto.

     4. In his discretion, Mr. Samer F. Salameh is hereby authorized to vote upon such other business as may properly come before the Annual
          Meeting, including any adjournment or postponement thereof.

     NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign personally. When signing as attorney, executor, administrator, person representative, trustee or guardian, please give full titles as such. (Please sign, date and return this proxy card in the enclosed envelope.)

Signature:                            Date:                Signature:                          Date:
          --------------------------       -------------             ------------------------       --------------

                                  APPENDIX "B"
                                  ------------
                            CERTIFICATE OF AMENDMENT
                                       TO
                           FOURTH AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                RSTAR CORPORATION

               Pursuant to Section 242 of the General Corporation
                          Law of the State of Delaware

     rStar Corporation, a Delaware corporation (the "Corporation"), hereby certifies to the Secretary of State of the State of Delaware that:

     FIRST: The original name of this corporation is ZapMe! Delaware Corporation and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is July 22, 1999. The name of this corporation was previously changed to ZapMe! Corporation and the date of filing the Second Amended and Restated Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is October 21, 1999. The name of this corporation was previously changed to rStar Corporation and the date of filing the Third Amended and Restated Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is March 19, 2001. The date of filing the Fourth Amended and Restated Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is August 2, 2002.

     SECOND: This Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation (this "Amendment") was duly adopted and declared advisable at a meeting of the Board of Directors of the Corporation in accordance with the applicable provisions of Section 141 and 242 of the General Corporation Law of the State of Delaware (the "DGCL").

     THIRD: The stockholders of the Corporation duly adopted this Amendment by the vote of the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such action in accordance with the applicable provisions of Section 242 of the DGCL.

     FOURTH: Sections B.2 and B.3 of Paragraph IV of Article Fourth of the Fourth Amended and Restated Certificate of Incorporation, as amended, are hereby amended and restated in their entireties as follows:

     "2. As used herein, the "First Distribution Amount" shall mean an amount in cash calculated as follows:

          (a) In the event that during the fiscal period commencing on July 1, 2002 and ending on June 30, 2003 (inclusive) (such fiscal period being referred to herein as the "First Calculation Period") the Corporation's Applicable Net Income (as defined below) is less than or equal to $1,600,000, the First Distribution Amount shall be $5,000,000 plus the Additional Amount (as defined below in Section 3A of Paragraph IV.B of this Article Fourth); PROVIDED, HOWEVER, that in the event that such First Distribution Amount is, for any reason, not distributed to the First Period Record Holders on or before the First Payment Date, the amount of such First Distribution Amount shall increase at a rate of 7% per annum from the First Payment Date until the date on which the First Distribution Amount is actually distributed to the First Period Record Holders; and

          (b) In the event that during the First Calculation Period the Corporation's Applicable Net Income is greater than $1,600,000 and less than or equal to $2,500,000, the First Distribution Amount shall be $2,500,000 plus the Additional Amount; provided, however, that, in the event that such First Distribution Amount is, for any reason, not distributed to the First Period Record Holders on or before the First Payment Date, the amount of such First Distribution Amount shall increase at a rate of 7% per annum from the First Payment Date until the date on which the First Distribution Amount is actually distributed to the First Period Record Holders.

          (c) In the event that during the First Calculation Period, the Corporation's Applicable Net Income is greater than $2,500,000, the First Distribution Amount shall be zero.

          (d) Anything contained in Section IV.B.2(a) and (b) above to the contrary notwithstanding, in the event that the Audited Statements (as defined below) with respect to the First Calculation Period is not filed by the Corporation with the United States Securities and Exchange Commission (the "SEC") or otherwise publicly announced or delivered to holders of the Common Stock on or before December 31, 2003, the First Distribution Amount shall be $5,000,000 plus the Additional Amount; PROVIDED, HOWEVER, that, in the event that such First Distribution Amount is, for any reason, not distributed to the First Period Record Holders on or before the First Payment Date, the amount of such First Distribution Amount shall increase at a rate of 7% per annum from the First Payment Date until the date on which the First Distribution Amount is actually distributed to the First Period Record Holders.

     3. As used herein, the "Second Distribution Amount" shall mean an amount in cash calculated as follows:

          (a) In the event that during the fiscal period commencing on July 1, 2003 and ending on June 30, 2004 (inclusive) (such fiscal period being referred to herein as the "Second Calculation Period" and, together with the First Calculation Period, each a "Calculation Period") the Corporation's Applicable Net Income is less than or equal to $11,000,000, the Second Distribution Amount shall be $5,000,000 plus the Additional Amount; PROVIDED, HOWEVER, that, in the event that such Second Distribution Amount is, for any reason, not distributed to the Second Period Record Holders on or before the Second Payment Date, the amount of such Second Distribution Amount shall increase at a rate of 7% per annum from the Second Payment Date until the date on which the Second Distribution Amount is actually distributed to the Second Period Record Holders; and

          (b) In the event that during the Second Calculation Period the Corporation's Net Income is greater than $11,000,000 and less than or equal to $16,500,000, the Second Distribution Amount shall be $2,500,000 plus the Additional Amount; PROVIDED, HOWEVER, that, in the event that such Second Distribution Amount is, for any reason, not distributed to the Second Period Record Holders on or before the Second Payment Date, the amount of such Second Distribution Amount shall increase at a rate of 7% per annum from the Second Payment Date until the date on which the Second Distribution Amount is actually distributed to the Second Period Record Holders.

          (c) In the event that during the Second Calculation Period, the Corporation's Applicable Net Income is greater than $16,500,000, the Second Distribution Amount shall be zero.

          (d) Anything contained in Section IV.B.3(a) and (b) above to the contrary notwithstanding, in the event that the Audited Statements with respect to the Second Calculation Period is not filed by the SEC or otherwise delivered to holders of the Common Stock on or before December 31, 2004, the Second Distribution Amount shall be $5,000,000 plus the Additional Amount; PROVIDED, HOWEVER, that, in the event that such Second Distribution Amount is, for any reason, not distributed to the Second Period Record Holders on or before the Second Payment Date, the amount of such Second Distribution Amount shall increase at a rate of 7% per annum from the Second Payment Date until the date on which the Second Distribution Amount is actually distributed to the Second Period Record Holders.

     3A. As used herein, the "Additional Amount" shall mean an amount equal to the product of (A) the quotient of (x) the dollar amount of the applicable special distribution, DIVIDED BY (y) the number of outstanding shares of Common Stock at the time of payment of the distribution amount LESS (i) the number of shares of Common Stock held by the Gilat Parties and their Affiliates AND (ii) the number of shares of Common Stock issued upon exercise of the options to purchase Common Stock held by SLA (defined below) (excluding 1,067,843 shares that constitute 1% of the issued and outstanding shares of Common Stock as of June 30. 2003 or June 30, 2004, as applicable); MULTIPLIED BY (B) the number of shares of Common Stock issued upon exercise of the options to purchase Common Stock held by SLA in excess of 1,067,843 shares (constituting 1% of the issued and outstanding shares of the Common Stock as of June 30, 2003 or June 30, 2004, as applicable)."


                   (SIGNATURES APPEAR ON THE FOLLOWING PAGE.)

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Amendment to be signed by its President and attested to by its Secretary as of this ___________________, 2003.



ATTEST:                              rSTAR CORPORATION,
                                     a Delaware corporation





/s/                                  /s/                                 (SEAL)
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NAME:                                Name:
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TITLE:                               Title:
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